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                                                                      Exhibit 23

                      Consent of Independent Accountants



We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (File No. 333-55978) of The Hanover Compressor Company of our report dated June 15, 2001 relating to the financial statements of The Hanover Companies Retirement Savings Plan, which appears in this Form 11-K.



PricewaterhouseCoopers LLP
Houston, Texas
June 29, 2001

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